EXHIBIT NO.: 10.49

To Form S-1 Registration Statement

LOAN PURCHASE AGREEMENT

This LOAN PURCHASE AGREEMENT (“Agreement”), is entered into effective as of January __, 2014, (“Effective Date”), among ACF Property Management, Inc., a California corporation (“Lender”), SD Company, Inc., a Utah corporation (“Buyer”), and Tronco Energy Corporation, a Delaware corporation (“Borrower”).

BACKGROUND

A.           Lender is the holder of a Second Amended and Restated Promissory Note (the “Note”) payable by Borrower, dated effective January 1, 2014 in the principal amount of $6,888,092.28 (the “Note”) being in renewal, extension and modification of that certain Amended and Restated Note in the principal amount of $9,284,378.34 dated June 15, 2009 (the “Loan”). All amounts due under the Loan, pursuant to the terms of that certain Loan Agreement dated August 10, 2007, as amended by that certain First Amendment to Loan Agreement dated December 10, 2007, that certain Second Amendment to Loan Agreement dated June 15, 2009 and that certain Third Amendment to Loan Agreement dated effective as of January 1, 2014 (collectively, the “Loan Agreement”) are secured by the collateral described in the following documents (collectively, the “Collateral Documents”):

•	Guaranty dated August 10, 2007 from G. Troy Meier in favor of Lender (the “2007 Guaranty”);

•	Master Deed of Trust, Mortgage, Assignment of Production, Security Agreement and Financing Statement (Multi-State Oil and Gas Interests dated August 10, 2007 made by Borrower and Philco Exploration, LLC (“Philco”) in favor of Lender recorded on August 23, 2007 in Uintah County, Utah, Entry Number 2007009552 (the “9552 Deed of Trust”);

•	Master Deed of Trust, Mortgage, Assignment of Production, Security Agreement and Financing Statement (Multi-State Oil and Gas Interests (UCC/Chattel Mortgage) dated August 10, 2007 made by Borrower and Philco in favor of Lender, first recorded on August 23, 2007 in Uintah County, Utah, Entry Number 2007009552 and second recorded on August 30, 2007 in Uintah County, Utah, Entry Number 2007009845 (the “9845 Deed of Trust”);

•	Master Deed of Trust, Mortgage, Assignment of Production, Security Agreement and Financing Statement (Multi-State Oil and Gas Interests) – County of Muskingum – Muskingum County Recorder File No. 200700018268 recorded on December 14, 2007 (the “8268 Deed of Trust”).

•	Master Deed of Trust, Mortgage, Assignment of Production, Security Agreement and Financing Statement (Multi-State Oil and Gas Interests) – County of Ashtabula – Ashtabula County Recorder File No. 200700016657 recorded on December 12, 2007 (the “6657 Deed of Trust”).

•	Master Deed of Trust, Mortgage, Assignment of Production, Security Agreement and Financing Statement (Multi-State Oil and Gas Interests) – County of Stark – Stark County Recorder File No. 200712130064969 recorded on December 13, 2007 (the “4969 Deed of Trust”) .

•	Master Deed of Trust, Mortgage, Assignment of Production, Security Agreement and Financing Statement (Multi-State Oil and Gas Interests) – County of Portage – Portage County Recorder File No. 200726836 recorded on December 13, 2007 (the “6836 Deed of Trust”).

•	Master Deed of Trust, Mortgage, Assignment of Production, Security Agreement and Financing Statement (Multi-State Oil and Gas Interests) – County of Licking – Licking County Recorder File No. 200806040012968 recorded on June 4, 2008 (the “2968 Deed of Trust”).

•	Deed of Trust and Security Agreement dated August 10, 2007 made by Meier Family Limited Partnership in favor of Lender recorded on August 23, 2007 in Uintah County, Utah, Entry Number 2007009529 (“9529 Deed of Trust”);

•	Security Agreement/Pledge Agreement-Deposit Account dated August 10, 2007 made by Borrower in favor of Lender (“Key Bank Security Agreement”);

•	Deposit Account Control Agreement dated August 10, 2007 among Keybank National Association, Borrower and Lender (“DACA”);

•	Security Agreement-Pledge between Borrower and Lender dated June 15, 2009 covering five percent (5%) of the membership interests of Superior Drilling Products, LLC held in the name of Meier Management Company, LLC (the “MMC-Drilling Products Pledge Agreement”);

•	Security Agreement-Pledge between Borrower and Lender dated June 15, 2009 covering ninety five percent (95%) of the membership interests of Superior Drilling Products, LLC held in the name of Meier Family Holdings, LLC (the “MFH-Drilling Products Pledge Agreement”);

•	Guaranty from G. Troy Meier, Annette Deuel Meier, Glbert Troy Meier Trust, Annette Deuel Meier Trust, Meier Management Company, LLC and Superior Drilling Products, LLC in favor of Lender dated June 15, 2009 (the “2009 Guaranty”);

•	Master Deed of Trust, Mortgage, Assignment of Production, Security Agreement and Financing Statement dated June 15, 2009 recorded on October 9, 2009 in Licking County, Licking County Recorder File No. 20091019002268 (the “2268 Deed of Trust”);

•	Master Deed of Trust, Mortgage, Assignment of Production, Security Agreement and Financing Statement dated June 15, 2009 recorded on July 29, 2010 in Muskingum County, Muskingum County Recorder File No. 201000007878 (the “7878 Deed of Trust”);

•	Security Agreement-Pledge between Borrower and Lender dated January 1, 2014 covering one hundred percent (100%) of the membership interests of Superior Design & Fabrication, LLC held in the name of Meier Management Company, LLC (the “MMC-Design Pledge Agreement”); and

•	Guaranty from Superior Drilling Products, LLC and Superior Design & Fabrication, LLC in favor of Lender dated effective as of January 1, 2014 (“2014 Guaranty”).

The Note, the Loan Agreement, the Collateral Documents, and any other documents signed in connection with the Loan are collectively referred to as the “Loan Documents”.

B.            Capitalized terms used herein and not otherwise defined shall have the meanings set forth in the Loan Agreement.

AGREEMENT

1.            Purchase and Agreement. Subject to the provisions of Section 16, in exchange for the Purchase Price stated in Section 2, Lender hereby agrees to sell, endorse, transfer, convey, assign, and deliver to Buyer, and Buyer hereby agrees to purchase from Lender, all of Lender’s right, title and interest in (a) the Note and other Loan Documents, and (b) all amounts which are due under the Loan Documents on and after the Closing Date.

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2.            Purchase Price; Closing.

2.1.          Purchase Price. The Purchase Price of the Note and other Loan Documents shall be the sum of (a) the Indebtedness, plus (b) the ACF Redemption Obligations, plus (c) all of Lender’s reasonable out-of-pocket costs (including reasonable attorneys’ fees) incurred in connection with this Agreement and in closing Buyer’s purchase of the Loan. Buyer will pay the Purchase Price to Lender by wire transfer, cashier’s check, or other immediately available funds.

2.2.          Closing. Contemporaneously upon payment by Buyer to Lender of the Purchase Price (the “Closing Date”), Lender shall deliver to Buyer the following documents:

(a)          Each of the original Loan Documents;

(b)          The original Endorsement of Promissory Note attached to this Agreement as Exhibit A;

(c)          The original Assignments in the forms attached as Exhibit B (together, the “Assignments”) of 9552 Deed of Trust, 9845 Deed of Trust, 8268 Deed of Trust, 6657 Deed of Trust, 4969 Deed of Trust, 6836 Deed of Trust, 2968 Deed of Trust, 9529 Deed of Trust, 2268 Deed of Trust and the 7878 Deed of Trust (collectively, the “Deeds of Trust”) under which Lender assigns all of its right, title and interest in the Deeds of Trust to the Buyer, and agrees that Buyer is solely responsible for recording the Assignments with the applicable county recorder’s office; and

(d)          Such other assignment documents as may Buyer may reasonably request to transfer title to the Loan Documents from Lender to Buyer and which are usual and customary for like kind transactions.

3.            Loan Payments. Subject to Borrower’s right to prepay the amounts outstanding under the Loan, between the Effective Date and the Closing Date, Borrower shall continue to pay Lender any and all amounts due under the Loan Documents in accordance with their terms. Lender expressly authorizes and directs Borrower to pay Buyer all amounts due under the Loan Documents on and after the Closing Date. Lender agrees to promptly deliver to Buyer any payments which Lender receives from Borrower under the Loan Documents on and after the Closing Date.

4.            Acknowledgements; Waivers. Buyer acknowledges that Borrower is current on its payments due to Lender under the Loan and is otherwise not in default under the Loan Documents. However, whether or not Buyer was aware of the occurrence, or the pending or threatened occurrence, of any of the following events, Buyer waives any Claims (as defined in Section 7 below) against Lender arising out of or in connection with: (a) any default by Borrower under the Loan Documents, (b) Lender’s waiver of, or failure to exercise any, actions or remedies available to Lender under the Loan Documents, (c) any bankruptcy filing by Borrower before or after the date of this Agreement, or (d) Lender’s origination, servicing, foreclosure, or other action relating to the Loan Documents or the Collateral.

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5.            Organization; Authority of Buyer. Buyer certifies the accuracy of all of the following statements:

5.1.          Buyer was formed under the laws of, and is in good standing in, the State of Utah.

5.2.          Buyer’s governing body has duly authorized (a) Buyer to enter into this Agreement, and (b) the individual signing on Buyer’s behalf to do so.

5.3.          Entering into this Agreement does not violate any law, agreement or other obligation by which Buyer is bound.

6.            Organization; Authority of Lender.

6.1.          Lender was formed under the laws of, and is in good standing in, the State of California.

6.2.          Lender’s governing body has duly authorized (a) Lender to enter into this Agreement, and (b) the individual signing on Lender’s behalf to do so.

6.3.          Entering into this Agreement does not violate any law, agreement or other obligation by which Lender is bound.

6.4.          Lender is not currently in default, nor will it take any action that would constitute a default under this Agreement or the Loan Documents.

6.5.          Lender is the sole owner of the Loan free and clear of all liens and encumbrances.

7.            Indemnification. Buyer agrees to indemnify, defend and hold Lender harmless from any claims or demands asserted against Lender and from any liability, loss or damage which Lender incurs (“Claims”) (a) under the Loan Documents, (b) because of this Agreement, or (c) because of alleged obligations or undertakings on Lender’s part to perform or discharge any of Borrower’s, or any other person’s, obligations under the Loan Documents. Buyer will reimburse Lender for all costs and reasonable attorney fees incurred in relation to such Claims, including any costs and fees as may be incurred on appeal or in a bankruptcy proceeding. Notwithstanding anything contained in this Section 7 to the contrary, Buyer shall not indemnify Lender for any Claims which are due in whole or in part to Lender’s gross negligence, willful misconduct or breach of this Agreement or the Loan Documents.

8.            Limitations. Buyer acknowledges and agrees that Lender is assigning the Loan Documents to Buyer WITHOUT RECOURSE AND WITHOUT ANY WARRANTY OF ANY KIND, EITHER EXPRESSED OR IMPLIED, including, but not limited to, any warranty or representation regarding the condition of the Collateral, the state of the title to the Collateral, or any claims by third parties against the Collateral.

9.            Taxes; Liens. Buyer acknowledges that there are taxes or other outstanding liens against on the real property secured by the Deed of Trust which are due or may become due, and that those amounts will not be paid by Lender and will be Buyer’s sole responsibility.

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10.          Other Documents. Each party agrees to sign any other documents, and take any further actions, as the other party reasonably requests in the future, to give effect to this Agreement.

11.          Time; Currency. Time is of the essence of each and every term, covenant and condition of this Agreement. All sums referred to in this Agreement are calculated by and payable in the lawful currency of the United States.

12.          Governing Law; Attorney Fees. This Agreement will be construed and enforced according to the laws of the State of Utah. Buyer will reimburse Lender for all of Lender’s court costs and reasonable attorney fees incurred in any arbitration or litigation concerning this Agreement, including any costs and fees as may be incurred on appeal or in a bankruptcy proceeding.

13.          General. All of the Exhibits to this Agreement are expressly incorporated into, and deemed part of the definition of, this Agreement. The terms of this Agreement have been mutually negotiated and will not be construed against any party. Buyer expressly acknowledges that it had a reasonable opportunity to seek the advice of legal counsel with respect to this Agreement. If any portion of this Agreement is held to be invalid by a court having jurisdiction, the remaining terms of this Agreement will remain in full force and effect to the extent possible. This Agreement constitutes the entire agreement of the parties, and supersedes all previous agreements, written or oral, with regard to the subject matter of this Agreement. This Agreement may be executed in two or more counterparts, all of which will constitute one and the same instrument.

14.          No Oral Agreements. No oral agreement to waive or modify any term of this Agreement will be effective. Any such waiver or modification must be in writing signed by all parties.

ORAL AGREEMENTS OR ORAL COMMITMENTS TO LOAN MONEY, EXTEND CREDIT, OR TO FORBEAR FROM ENFORCING REPAYMENT OF A DEBT ARE NOT ENFORCEABLE UNDER UTAH LAW.

15.          Consent of Guarantors. By their execution hereof, the Guarantors hereby consent to the purchase and sale of the Loan on the terms set forth herein.

16.          Effectiveness of Agreement. If, (i) Borrower repays the Loan in full on or prior to June 30, 2014 (the “Termination Date”), or (ii) closing of the transactions contemplated herein has not occurred on or before the Termination Date, this Agreement shall expire and be of no further force or effect.

SIGNATURE PAGE FOLLOWS

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Executed by the parties hereto as of the first date written above.

LENDER:	BUYER:

ACF PROPERTY MANAGEMENT, INC.	SD COMPANY, INC.

By:	By:
Name:	Name:
Title:	Title:

BORROWER:

TRONCO ENERGY CORPORATION

By:
Name:
Title:

GUARANTORS:

SUPERIOR DRILLING PRODUCTS, LLC

By:
Name:
Title:

/s/ Troy Meier
G. TROY MEIER

/s/ Annette Meier
ANNETTE DEUEL MEIER

GILBERT TROY MEIER TRUST

	By:	/s/ Troy Meier
Gilbert Troy Meier, Trustee

ANNETTE DEUEL MEIER TRUST

	By:	/s/ Annette Meier
Annette Deuel Meier, Trustee

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MEIER MANAGEMENT COMPANY, LLC

By:
Name:
Title:

SUPERIOR DESIGN & FABRICATION, LLC

By:
Name:
Title:

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EXHIBIT A

ENDORSEMENT OF PROMISSORY NOTE

(Attached to Original Note)

KNOW ALL MEN BY THESE PRESENTS:

That for value received, ACF PROPERTY MANAGEMENT, INC., (‘Lender”), and as the current holder, has all right, title and interest in and to that certain Second Amended and Restated Promissory Note (the “Note”) dated effective January 1, 2014, made and executed by TRONCO ENERGY CORPORATION as Borrower to the Lender, in the original principal sum of SIX MILLION EIGHT HUNDRED EIGHTY EIGHT THOUSAND NINETY TWO AND 28/100 DOLLARS ($6,888,092.28), and does hereby assign and transfer over to SD COMPANY, INC. all of Lender’s right, title and interest in and to the Note, without recourse or warranty, either expressed or implied, as to Lender, its successors and assigns.

DATED:	, 2014

ACF PROPERTY MANAGEMENT, INC.

By:
Name:
Title:

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EXHIBIT B

ASSIGNMENT OF DEEDS OF TRUST

(See Attached)

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